Supplement dated June 27, 2024
to the Summary Prospectus, as supplemented (as applicable) of each of the following funds:
Fund	Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Adaptive Risk Allocation Fund	10/1/2023
Columbia Dividend Income Fund	10/1/2023
Columbia High Yield Municipal Fund	10/1/2023
Columbia Multi Strategy Alternatives Fund	10/1/2023
Columbia Funds Series Trust II
Columbia Commodity Strategy Fund	10/1/2023
Columbia Dividend Opportunity Fund	10/1/2023
Columbia Flexible Capital Income Fund	10/1/2023
Columbia High Yield Bond Fund	10/1/2023
Columbia Large Cap Value Fund	10/1/2023
Columbia Mortgage Opportunities Fund	10/1/2023
Columbia Quality Income Fund	10/1/2023
Columbia Select Large Cap Value Fund	10/1/2023
Columbia Select Small Cap Value Fund	10/1/2023
Columbia Seligman Technology and Information Fund	10/1/2023
The Board of Trustees of the funds (each, a Fund, and collectively, the Funds) recently approved the conversion of all Class Advisor (Class Adv) shares of a Fund to Class Institutional (Class Inst) shares of the same Fund and the subsequent elimination of Class Adv as a share class of any Fund.
Effective at close of business on November 22, 2024, Class Adv shares of the Fund will be converted into Class Inst shares of the Fund. This will be a tax-free transaction for existing Class Adv shareholders. Effective on November 25, 2024, all references to Class Adv are hereby deleted from the Fund’s Summary Prospectus.
Shareholders should retain this Supplement for future reference.
SUP000_00_149_(06/24)